UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 20, 2009

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

171 North Altadena Drive, Suite 101, Pasadena, California		91107
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase and Support Services Agreement

On April 20, 2009, VIASPACE Inc. (the "Registrant" or the "Seller"), entered into an Asset Purchase and Support Services Agreement (the "Purchase Agreement") with Landtec North America, a California corporation ("Buyer"). Pursuant to the Purchase Agreement, the Registrant transferred certain assets (the "Purchased Assets") described below to the Buyer. The Purchased Assets primarily included assets related to the Seller's tunable diode laser-based humidity sensor business. Seller also agreed to cause certain of its consultants and employees to provide support services after the closing ("Support Services").

Buyer agreed to pay Seller $210,000 for the purchase of the Purchased Assets and for the Support Services allocated as follows:

(a) Sixty Thousand Dollars ($60,000) for the Purchased Assets payable at the time of the closing; and
(b) One Hundred Fifty Thousand ($150,000) for the Support Services of which One Hundred Ten Thousand Dollars ($110,000) will be payable at the Closing and Forty Thousand Dollars ($40,000) will be payable sixty (60) days after the Closing conditioned upon performance of the Support Services.

Purchased Assets include:

(a) trade and assumed names VIASENSOR; HS-1000, HS-2000, HS-3000, and all variations;
(b) customer lists and customer orders received after Closing;
(c) Seller’s patent rights and intellectual property related to the humidity sensor including issued US patent number 7,499,169, and any other patent applications, brochures, manuals, sales presentations and assembly drawings, instructions, software, calibration instructions and shipping instructions;
(d) parts inventory;
(e) prototype and tradeshow demonstration units;
(f) manufacturing equipment and calibration equipment owned by the company including computers and monitors, IC programmer and oscilloscope;
(g) Drawings of all parts and/or components of the humidity sensor (a complete printed set and the original CAD);
(h) Assembly drawings for the humidity sensor (a complete printed set and the original CAD files);
(i) Works instructions explaining how to assemble the humidity sensor;
(j) Works instructions explaining how to calibrate the humidity sensor including acceptable limits;
(k) A complete bill of materials for the humidity sensor;
(l) A complete list of suppliers of each part or assembly;
(m) Circuit diagrams for all circuits in the humidity sensor including interconnection diagrams;
(n) Printed Circuit Board ("PCB") information for each PCB within the humidity sensor, a complete bill of materials for each PCB, a full set of Gerber files for each PCB;
(o) Original CAD design file for each PCB;
(p) Purchase specification/special considerations for each PCB;
(q) Software files containing original source code;
(r) Software release notes, including known bugs;
(s) Copy of compiler used and any related license;
(t) Copy of compiled code as binary file (so you can still make copies even if compiler problems);
(u) All software documentation;
(v) Software version control log;
(w) Details of development environment;
(x) Any test gear related to the humidity sensor;
(y) List of customers and contact information;
(z) List of distributors and contact information; and
(aa) all inventions, technology, processes, concepts (documented or undocumented), patents (and the right to recover for past infringements thereof), patent applications, licenses, trade secrets, trademarks (and the right to recover for past infringements thereof), designs and drawings of Seller elated to the humidity sensor.
(bb) rights of Seller under all agreements relating to such assets set forth in sub-sections (a) through (aa), above, including but not limited to distributor, representative, teaming agreements.
(cc) all right, title and interest of Seller in and to all Intellectual Property rights relating to such assets set forth in sub-sections (a) through (aa) above, including without limitation all books, payment records; accounts; correspondence; production records; technical, accounting and procedural manuals; development and design data; and other useful business records utilized in the conduct of or relating to the Purchased Assets.

Assets excluded from the transfer, included among other things:

(a) Seller’s rights under this Agreement;
(b) Seller’s Accounts Receivable for products or services arising out of transactions prior to Closing;
(c) Securities of VIASPACE GREEN ENERGY, Inc., a British Virgin Islands corporation ("VGE"), VIASPACE, Direct Methanol Fuel Cell Corporation ("DMFCC") and all assets of VGE, VIASPACE, DMFCC, and all securities and assets not explicitly covered under this Agreement.

Seller, through its designated representatives Carl Kukkonen and Stephen Muzi, will provide support and consulting services to Buyer relating to the manufacturing of the Assets and the modification of the Assets to Buyer applications, including testing and troubleshooting, for a period of sixty (60) days after the sale.

Seller and Buyer mutually indemnified the other party for losses arising from

(i) the breach of any representation or warranty made by Seller contained in the Agreement;
(ii) the breach of any covenant or agreement by Seller contained in the Agreement;
(iii) any and all Losses suffered or incurred by Buyer by reason of or in connection with any claim or cause of action of any third party to the extent arising out of any action, inaction, event, condition, liability or obligation of Seller occurring or existing prior to the Closing; and,
(iv) all liabilities of Seller, none of which shall be assumed by Buyer.

Seller and its principals also agreed not to own, manage, operate, join or work for any business that is directly competitive with the Purchased Assets for a three year period.

The description of the Asset Purchase Agreement is qualified in its entirety by reference to such agreement attached hereto as Exhibit 10.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 20, 2009, pursuant to the terms of the Purchase Agreement, the Registrant closed the transaction to sell assets related to its humidity sensor business for $210,000 as described under Item 1.01. Seller received $170,000 on April 20, 2009 from Buyer and expects to receive an additional $40,000 within 60 days of the closing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired. Not applicable
(b) Pro forma financial information. Not applicable
(c) Shell company transactions. Not applicable.
(d) Exhibits

Exhibit Number Exhibit Title or Description

10.1 Asset Purchase and Support Services Agreement dated April 20, 2009 by and between the Registrant and Landtec North America.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

April 23, 2009	By:	/s/ Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Asset Purchase and Support Services Agreement dated April 20, 2009 between the Company and Landtec North America